IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

December 17, 2024

To the Shareholders:

At a meeting held on August 23, 2024, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement (the New Subadvisory Agreement) for the AST Core Fixed Income Portfolio (the Portfolio) with J.P. Morgan Investment Management Inc. (the New Subadviser) that became effective September 27, 2024.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreement with the New Subadviser to serve as a subadviser to the Portfolio alongside PGIM FI, a business unit of PGIM, Inc. (PGIM FI, PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (PGIML and, together with PGIM FI, PGIM FI/PGIML), Wellington Management Company LLP (Wellington), and Western Asset Management Company Limited/Western Asset Management Company, LLC (Western Asset) effective September 27, 2024. In connection with the New Subadvisory Agreement, the Board also approved an amendment to the investment management agreement relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers. The New Subadvisory Agreement does not affect the subadvisory agreements with PGIM FI/PGIML, Wellington and Western Asset.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTCFI-IS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

December 17, 2024

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Core Fixed Income Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are either indirectly or directly wholly-owned subsidiaries of, or that are not affiliated with, the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, and without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio. At a meeting held on August 23, 2024 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan or the New Subadviser). The New Subadvisory Agreement became effective on September 27, 2024.

As the investment managers to the Portfolio, the Manager has entered into the New Subadvisory Agreement with J.P. Morgan to serve as subadviser to the Portfolio alongside PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM FI), PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (PGIML and together, with PGIM FI, PGIM FI/PGIML), Wellington Management Company LLP (Wellington), and Western Asset Management Company Limited/Western Asset Management Company, LLC (Western Asset, and together with PGIM FI/PGIML, Wellington, and the New Subadviser, the Subadvisers) effective September 27, 2024. The New Subadvisory Agreement does not affect the subadvisory agreements with PGIM FI/PGIML, Wellington and Western Asset. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers.

The investment objective of the Portfolio has not changed. In connection with the New Subadvisory Agreement, the Board approved an amendment to the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio. The Management Agreement and the subadvisory agreements between the Manager and PGIM FI/PGIML, Wellington and Western Asset were last approved by the Trustees, including a majority of the Independent Trustees, at the June 2024 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about December 17, 2024 to shareholders invested in the Portfolio as of September 27, 2024.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

At the Meeting, the Board considered presentations from the Manager concerning proposed changes to the Portfolio including: (i) adding J.P. Morgan as an additional subadviser to the Portfolio pursuant to the New Subadvisory Agreement, to serve alongside PGIM FI/PGIML, Wellington, and Western Asset; (ii) certain revisions to the investment strategy of the Portfolio; (iii) revising the fee schedule to the subadvisory agreements between the Manager and each of PGIM FI/PGIML and Western Asset; (iv) revising the fee schedule to the management agreement between the Portfolio and the Manager; and (v) certain other changes related to the Portfolio.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by the Manager and the New Subadviser; comparable performance information; the fees to be paid by the Manager to the New Subadviser; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and New Subadviser. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadviser at the Board meeting, or in advance of, the Board meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangements with the Manager and between the Manager and the New Subadviser, were appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PGIM FI/PGIML, Wellington, and Western Asset under the current Subadvisory Agreements with those subadvisers for the Portfolio (the Current Subadvisory Agreements, and collectively with the New Subadvisory Agreement, the Subadvisory Agreements), and those that would be provided by the New Subadviser under the New Subadvisory Agreement. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreements, and those that would be provided to the Portfolio by the New Subadviser under the New Subadvisory Agreement, were similar in that the Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio’s policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board noted that it had also received favorable compliance reports regarding the New Subadviser. The Board also noted that the New Subadviser currently serves as a subadviser to other series of the Trust and the services the New Subadviser will provide to the Portfolio under the New Subadvisory Agreement will be similar to the services it provides to these other series of the Trust.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadviser, and the background information that it had reviewed regarding the New Subadviser, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadviser. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio under the New Subadvisory Agreement.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered hypothetical and comparative performance information of the repositioned Portfolio, including composite performance information of the Portfolio based on the New Subadviser addition and Subadviser allocations, as well as a comparison of such performance information against the Portfolio’s benchmark indices and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information of the New Subadviser as part of future annual contact renewals.

Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to the New Subadviser under the New Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rates for the Portfolio were reasonable.

Profitability

Because the engagement of the New Subadviser with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since the New Subadviser is not affiliated with the Manager, the revenues derived by the New Subadviser under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including the New Subadviser, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the Subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Subadvisory Agreement.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that, while the subadvisory fee schedules for the New Subadviser under the New Subadvisory Agreement did not contain breakpoints, the subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio’s expense ratios.

Other Benefits to the New Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadviser, and its affiliates, in connection with the repositioning. The Board concluded that any potential benefits to be derived by the New Subadviser, and its affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST Portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadviser were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST Portfolios, which are reviewed on an annual basis, and which were considered at the June 2024 Board meeting in connection with the renewal of the subadvisory agreements for other AST Portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the New Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds.

The Board noted that it would review ancillary benefits in connection with future annual reviews of the Subadvisory Agreements.

***

After full consideration of these factors, the Board approved the New Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the New Subadviser

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2024, J.P. Morgan and its affiliated companies had approximately $3.350 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

Additional information about J.P. Morgan is attached as Exhibit B.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of September 30, 2024, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $318.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly- owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2024, ASTIS served as investment manager to certain Prudential US open-end investment companies with aggregate assets of approximately $118.7 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager include:

·furnishing of office facilities;

·paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

·monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

·providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

·monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

·preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

·preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

·preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

·preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in supp ort of the Board’s oversight of the Trust; and

·organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

·all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;

·the fees, costs and expenses payable to the New Subadviser pursuant to the New Subadvisory Agreement; and

·with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the

Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;

·the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

·the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the

Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·the charges and expenses of the Trust’s legal counsel and independent auditors;

·brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

·all taxes and corporate fees payable by the Trust to governmental agencies;

·the fees of any trade associations of which the Trust may be a member;

·the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

·the cost of fidelity, directors and officers, and errors and omissions insurance;

·the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s b usiness and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

In connection with the Board's approval of the New Subadvisory Agreement of the Portfolio, the Board also approved a reduction in the investment management fee rate to be paid by the Portfolio under the Management Agreement effective as of September 27, 2024. The table below sets forth the prior investment management fee rate, the new investment management fee rate, and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Prior Investment Management Fee	New Investment Management Fee	Aggregate Investment
	Rate*	Rate	Management Fees Paid for
the Fiscal Year Ended
December 31, 2023
AST Core Fixed Income	0.4825% of average daily net assets to	0.4125% of average daily net assets to	$15,858,125
Portfolio	$300 million;	$10 billion;
	0.4725% on next $200 million of average	0.3925% over $10 billion of average
	daily net assets;	daily net assets
0.4625% on next $250 million of average
daily net assets;
0.4525% on next $2.5 billion of average
daily net assets;
0.4425% on next $2.75 billion of average
daily net assets;
0.4125% on next $4 billion of average
daily net assets;

Portfolio	Prior Investment Management Fee	New Investment Management Fee	Aggregate Investment
	Rate*	Rate	Management Fees Paid for
the Fiscal Year Ended
December 31, 2023
0.3925% over $10 billion of average daily
net assets

*The Manager has contractually agreed to waive 0.0404% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.72% of the Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Current Subadvisory Agreements in place for the Portfolio between the Manager and PGIM FI/PGIML, Wellington, and Western Asset, respectively, except for the identities of the parties. The New Subadviser is compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio it manages. The subadvisory fee rates under the Current Subadvisory Agreements, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to PGIM FI/PGIML, Wellington, and Western Asset, for the fiscal year ended December 31, 2023, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	Current Subadvisory Fee Rates*	Subadvisory Fees Paid for the
Fiscal Year Ended
December 31, 2023
PGIM FI/PGIML1	0.150% of average daily net assets on the	0.130% of average daily net assets	$1,524,946
first $500 million;
0.120% of average daily net assets on the
next $500 million;
0.100% of average daily net assets over $1
billion

Wellington	0.115% of average daily net assets on the	0.115% of average daily net assets on the	$1,816,164
	first $1 billion;	first $1 billion;
	0.090% of average daily net assets on the	0.090% of average daily net assets on the
	next $2 billion;	next $2 billion;
	0.080% of average daily net assets over $3	0.080% of average daily net assets over $3
	billion	billion

Western Asset	0.225% of average daily net assets on the	0.160% of average daily net assets	$1,382,014
first $300 million;
0.150% of average daily net assets on the
next $1.7 billion;
0.100% of average daily net assets over $2
billion

J.P. Morgan	N/A	0.122% of average daily net assets	N/A

1PGIM FI is a business unit of PGIM, Inc. PGIM Limited is an indirect wholly-owned subsidiary of PGIM, Inc.

*Notes to Current Contractual Subadvisory Fee Rates:

Wellington: Wellington has agreed to a voluntary subadvisory fee waiver arrangement based on the aggregate net assets of the Portfolio and other portfolios managed by Wellington as follows:

Combined Annualized Subadviser Fees: Up to $15 million - 2.5% Fee Reduction; $15 million to $20 million - 5% Fee Reduction; $20 million to $25 million - 7.5% Fee Reduction; $25 million to $30 million - 10% Fee Reduction; and over $30 million - 12.5% Fee Reduction.

Western Asset: For purposes of calculating the subadvisory fee payable to Western Asset with respect to the Portfolio, the assets managed by WAMCO in the Portfolio will be aggregated with the assets managed by WAML in the Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the Portfolio, the assets managed by WAML in the Portfolio will be aggregated with the assets managed by WAMCO in the Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC ("ClearBridge"), Putnam Investment Management, LLC ("Putnam"), and Western Asset: For purposes of calculating the subadvisory fee discount to any Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) managed portfolio/sleeves, the subadvisory fee discount will be greater of:

(a)aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion – 5%; between $4 -$5 billion – 10%; between $5-$10 billion – 15%; and over $10 billion – 20%; or

(b)Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

J.P. Morgan: J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of a minimum of 10% is applied based on the combined average daily net assets of the J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P.

Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

The New Subadvisory Agreement provides, as do the Current Subadvisory Agreements, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio,

(ii)the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement relating to the Portfolio, and (iii) the New Subadvisory Agreement may be terminated at any time by the New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the

New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief	President, Chief Executive Officer and Officer
	Operating Officer, Officer-in-Charge	in Charge (since January 2012) of PGIM
Investments LLC; President and Principal
Executive Officer (since March 2022) of the
PGIM Alternatives Funds and (since January
2012) of the PGIM Retail Funds; formerly
Chief Operating Officer for PGIM Investments
LLC (January 2012 - January 2024); formerly
Executive Vice President of Jennison
Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May
2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice
President, Global Product Management and
Marketing (since February 2006) of PGIM
Investments LLC; Vice President (since March
2022) of the PGIM Alternatives Funds and
(since March 2010) of the PGIM Retail Funds;
formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
Timothy S. Cronin	Director, President, Chief Executive Officer,	Vice President of Prudential Annuities (since
	Chief Operating Officer, Officer-in-Charge	May 2003); Senior Vice President of PGIM

Name	Position with ASTIS	Principal Occupations
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since
February 1998); President of AST Investment
Services, Inc. (since March 2006).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive
Officer (since December 2019) of Pruco Life
Insurance Company, Pruco Life Insurance
Company of New Jersey, Prudential Annuities
Holding Company, Inc., Prudential Annuities
Information Services & Technology
Corporation, Prudential Annuities Life
Assurance Corporation, Prudential Annuities,
Inc. and Prudential Life Insurance Company of
Taiwan Inc.; Senior Vice President, Annuities
(since December 2019) of Prudential Financial,
Inc. and The Prudential Insurance Company of
America.

*Mr. Benjamin’s principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-in-
Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice	Vice President, Secretary and
	Secretary	President and Secretary	Corporate Counsel
Andrew R. French	Secretary	Assistant Secretary and Vice	Assistant Secretary
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Debra Rubano	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Vice President	N/A
Christian J. Kelly	Chief Financial Officer	Global Head of Fund Administration	Vice President
and Vice President
Elyse M. McLaughlin	Treasurer & Principal Accounting	Assistant Treasurer	N/A
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD), 1 Corporate Drive, Shelton, CT 06484, serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Core Fixed Income Portfolio	$9,650,828
Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker- dealers:

Portfolio	Amount Paid
AST Core Fixed Income Portfolio	$546,620
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time befor e the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 346-3778 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: December 17, 2024

EXHIBIT A

ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 27th day of September, 2024 among PGIM Investments LLC ("PGIM Investments"), a New York limited liability company and AST Investment Services, Inc. ("ASTIS"), a Maryland corporation (collectively, the Manager), and J.P. Morgan Investment Management Inc., a Delaware corporation, ("J.P. Morgan" or the "Subadviser"), and effective as of a date mutually agreed upon by the Manager and the Subadviser;

WHEREAS, the Manager has entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open -end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust;

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide a continuous investment program with respect to the Allocated Portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the "Trust Documents") and with the instructions and directions of the Manager and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Manager's (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the "CEA"), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as the Manager informs the Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Manager in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the "Commission"). The Manager shall provide the Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser's authority hereunder shall include the power to buy, sell, and hold such securities, futures contracts and other instruments; to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Allocated Portion as the Subadviser deems appropriate. The Subadviser may execute transactions outside a trading venue and place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, "Brokers"), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Manager acknowledges that it has been provided a copy of the Suba dviser’s Order Execution Policy applicable to certain transactions executed through its office in the United Kingdom and consents to transactions being executed on behalf of the Portfolio as described therein.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instruments to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities (including certain transactions executed through its office in the United Kingdom), futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust. Further information regarding the Subadviser’s order aggregation practices is available in Part 2A of the Subadviser’s Form ADV and, with respect to activities conducted in its office in the United Kingdom, the FCA Disclosure Document provided to the Manager.

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Manager hereby authorizes the Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures and options account agreements, International Swaps and Derivatives Association, Inc., master agreements and any related clearing agreements or control agreements related to derivatives transactions for all purposes necessary or desirable in the Subadviser's view to effectuate the Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading

Commission ("CFTC") Regulation Rule 4.7, the Manager on behalf of the Portfolio consent to the Portfolio’s treatment by the S ubadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Allocated Portion’s portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(vi)The Subadviser or an affiliate shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Manager with such information upon request of the Manager.

(vii)The Subadviser and the Manager understand and agree that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Manager acknowledges that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Manager agrees that the Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is the Subadviser’s policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. The Manager recognizes that the Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that the Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which the Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict the Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager acknowledges and agree that the Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by the Manager or any of the Manager’s respective agents or representatives as evidence of a breach of the Subadviser’s duties hereunder.

Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Manager, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets. However, nothing in this Section shall be dee med to prohibit the Subadviser from consulting with any of the other subadvisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Manager and the Subadviser from consulting with each other concerning transactions for the Allocated Portion in securities or other assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser’s services and information on the Subadviser’s conflicts of interest policy may be found in the Subadviser’s FCA Disclosure Document (with respect to activities conducted in its offices in the United Kingdom) and its current Form ADV provided to the Manager.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the "CFTC") and is a member in good standing of the National Futures Association (the "NFA"). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Advisers Act, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Manager copies of (i) all records prepared in connection with the performance of this Agreement, (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request, and (iii) any reports as may be required under applicable regulation, including those issued by the Financial Conduct Authority of the United Kingdom, if relevant.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Manager.

(h)The Subadviser agrees to provide reasonable assistance to the Manager or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): upon the request of the Manager or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments. Upon reasonable request from the Manager, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Manager to assist them in their valuation of the investments of the Trust as the valuation committee or the Manager may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Allocated Portion required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall inform the Trust and the Manager as soon as reasonably practicable if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents by Subadviser.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Allocated Portion of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the ""Information

Security Program”) which includes administrative, technical, and physical safeguards and other security measures necessary to protect

(i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon the Manager's request, the Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with the Manager's staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Manager. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Manager. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Manager for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Manager and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Manager nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Manager begins the transition process to allocate management responsibility to the Subadviser. The Manager will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Manager and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Manager engages a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice herein required is to be in writing and is deemed to have been given to the Subadviser, the Manager or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein).

All notices provided to the Manager will be sent to:

655 Broad Street, 6th Floor Newark, NJ 07102

Attention: Secretary (for PGIM Investments)

Email: ashley.martin@prudential.com; kyle.bausch@prudential.com; Jennifer.yamin@prudential.com;

and

One Corporate Drive

Shelton, Connecticut 06484

Attention: Secretary (for ASTIS)

All notices provided to the Trust will be sent to:

655 Broad Street, 6th Floor

Newark, NJ 07102

Attention: Secretary

All notices provided to the Subadviser will be sent to:

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

Attn: Bootsie Beeks

Email: bootsie.beeks@jpmchase.com

9.During the term of this Agreement, the Manager agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

11.This Agreement shall be governed by the laws of the State of New York.

12.This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.The Manager and the Trust each acknowledge that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Manager and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Manager or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Manager and the Trust each also acknowledge that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Manager and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Bootsie Beeks

Name: Bootsie Beeks

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. ("J.P. Morgan"), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Core Fixed Income Portfolio	0.122% of average daily net assets

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: September 27, 2024

EXHIBIT B

MANAGEMENT OF J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN)

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2024, J.P. Morgan and its affiliated companies had approximately $3.350 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The table below lists the names, addresses, and positions of J.P. Morgan’s principal executive officer and each of its directors.

Name & Address*	Position
GATCH, GEORGE, CROSBY WHITE	DIRECTOR/CHAIRMAN
QUINSEE, PAUL, ANTHONY	DIRECTOR/HEAD OF GLOBAL EQUITIES
POWELL, ANDREW, RICHARD	DIRECTOR / AM CAO / HEAD OF GLOBAL CLIENT SERVICE / SENIOR BUSINESS
MANAGER
DONOHUE, JOHN, THOMAS	DIRECTOR / PRESIDENT / CEO / HEAD OF GLOBAL LIQUIDITY
DOWD, JOY, CATHERINE	DIRECTOR
MICHELE, ROBERT, CHARLES	DIRECTOR /HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES
PIL, ANTON, CYRIEL	DIRECTOR / HEAD OF GLOBAL ALTERNATIVES
LASKOWITZ, JEDEDIAH ISIAH, M	DIRECTOR / HEAD OF GLOBAL PRIVATE MARKETS AND CUSTOMIZED SOLUTIONS
OLIVA, JOHN, L	CHIEF COMPLIANCE OFFICER
LISHER, ANDREA, L	DIRECTOR / HEAD OF AMERICAS, CLIENT
BONANNO, PETER, VICTOR	GENERAL COUNSEL, ASSET MANAGEMENT
MANGHILLIS, KATHERINE, GAIL	SECRETARY
HESSE, BENJAMIN, A	DIRECTOR, CHIEF FINANCIAL OFFICER, TREASURER

*The principal mailing address of the principal executive officer and each director is c/o J.P. Morgan at 383 Madison Avenue, New York, NY 10179.

COMPARABLE FUNDS FOR WHICH J.P. MORGAN

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which J.P. Morgan provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid
	(as of December 31, 2023)	to J.P. Morgan
JPMorgan Core Bond Fund	$43,367	0.28% of net assets
Subadvised Client A	$1,331	0.11% of net assets
Subadvised Client B	$845	0.11% of net assets
Subadvised Client C	$5,215	0.11% on first $3,000mm
		0.10% on balance
Subadvised Client D	$1,284	0.11% of net assets
Subadvised Client E	$2,164	0.11% of net assets

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of December 2, 2024, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of December 2, 2024, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Core Fixed Income	PRUCO LIFE INSURANCE COMPANY	ATTN SEPARATE	161,680,028.653/56.48%
Portfolio	PLAZ ANNUITY	ACCOUNTS 7TH FLOOR
213 WASHINGTON ST
NEWARK NJ 07102-0000
	FORTITUDE LIFE INSURANCE &	TEN EXCHANGE PLACE	92,653,781.456/32.37%
	ANNUITY	SUITE 2210
JERSEY CITY NJ 07302
	PRUCO LIFE INSURANCE COMPANY	ATTN SEPARATE	18,934,573.640/6.61%
	PLNJ ANNUITY	ACCOUNTS 7TH FLOOR
213 WASHINGTON ST
NEWARK NJ 07102-0000

C-1

ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT (THE NOTICE)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST Core Fixed Income Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadviser and new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on August 23, 2024, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) J.P. Morgan Investment Management Inc. (the New Subadviser) that became effective September 27, 2024.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreement with the New Subadviser to serve as subadviser to the Portfolio alongside PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM FI), PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (PGIML and, together with PGIM FI, PGIM FI/PGIML), Wellington Management Company LLP (Wellington), and Western Asset Management Company Limited/Western Asset Management Company, LLC (Western Asset) effective September 27, 2024. In connection with the New Subadvisory Agreement, the Board also approved an amendment to the investment management agreement relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers. The New Subadvisory Agreement does not affect the subadvisory agreements with PGIM FI/PGIML, Wellington, and Western Asset.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding the New Subadviser and the New Subadvisory Agreement.

This Notice is being mailed on or about December 17, 2024, to all shareholders of record as of the close of business on September 27, 2024. A copy of the Information Statement will remain on the Portfolio’s website for you to view and print until March 17, 2025.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 346-3778 (toll free). You can request a complete copy of the Information Statement until March 17, 2025. To ensure prompt delivery, you should make your request no later than March 3, 2025. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s addre ss, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY. YOU ARE NOT REQUIRED TO TAKE

ANY ACTION.

ASTCFI-IS-N